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                                                                    EXHIBIT 10.3





                              SECOND AMENDMENT TO
                         CONTRACT OF PURCHASE AND SALE


                 THIS SECOND AMENDMENT TO CONTRACT OF PURCHASE AND SALE (this "Second Amendment") is by and between CAPITAL CIRCLE HOTEL COMPANY, a Florida corporation ("Seller"), and HOST FUNDING, INC., a Maryland corporation ("Purchaser"), and is dated effective as of August 14, 1996.

                                R E C I T A L S

                 A. Seller and Purchaser have previously entered into that certain Contract of Purchase and Sale dated effective as of May 24, 1996 (the "Contract"), relating to the purchase and sale of three (3) parcels of improved real property located in Tallahassee, Florida, Sarasota, Florida and Destin, Florida, respectively, and more particularly described therein.

                 B. Seller and Purchaser have also previously amended the Contract pursuant to that certain Amendment to Contract of Purchase and Sale (the "First Amendment"), dated effective as of July 3, 1996.

                 C. Seller and Purchaser desire to again amend the Contract in certain respects as provided herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:

         1. Section 3.1 of the Contract is amended by the addition thereto of the following provisions at the end of said section, as follows:

                 Purchaser agrees and hereby instructs the Title Company to deliver and release to Seller the Earnest Money, on or before Monday, August 19, 1996 provided, Seller agrees to deliver and return the Earnest Money to Purchaser if (i) the Closing does not occur due to the failure on the part of Seller to perform any of its obligations hereunder, or (ii) Seller does not, at least seven (7) days prior to the Closing Date, and to the reasonable satisfaction of Purchaser and Purchaser's lender, cure any and all Original Objections and/or Current Objections made by Purchaser pursuant to the provisions of Article 4 of the Contract.

         2. Section 10.1 of the Contract is amended in its entirety to read as follows:

                 The consummation of the purchase and sale of the Property in accordance with this Contract ("Closing") hereunder shall be held no later than September 10, 1996 (the "Closing Date"), at the California offices of Purchaser, 1025 Prospect Avenue, Suite 350, LaJolla, California 92037, or on such other date, or at such other place, as the parties may mutually agree.
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         3.      Section 14.11 of the Contract is amended by the addition
thereto of the following provisions at the end of said section, as follows:

                 ; provided, if the closing of the Contract of Purchase and Sale (the "Ocean Springs Contract") between Ocean Springs Hotel Company and Purchaser is delayed for reasons beyond the control of Purchaser or Purchaser's lender, Purchaser shall purchase and close the Property without simultaneously purchasing and closing the property more particularly described in the Ocean Springs Contract.

         4. The Contract is hereby amended by the addition of the following provision as Section 14.15:

                 Notwithstanding anything contained in this Contract to the contrary, Purchaser acknowledges and agrees that, if the Title Company is unwilling or unable to cure all of Purchaser's Original Objections and/or Current Obligations in a manner reasonably satisfactory to Purchaser and Purchaser's lender and in a timely and proper manner, Seller and Purchaser will then request that a title agent using Stewart Title Insurance Company as its underwriter be substituted for the Title Company to issue the Title Policy (but, reflecting therein cure of the aforesaid Original Objections and/or Current Obligations to the reasonable satisfaction of Purchaser and Purchaser's lender).

         5. Except as expressly amended herein, and in the First Amendment, the Contract remains unchanged, and the valid and binding obligation of Seller and Purchaser. Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Contract. This Second Amendment shall be effective upon execution by facsimile transmission by both parties.


                                           SELLER:

                                           CAPITAL CIRCLE HOTEL COMPANY,
                                           a Florida corporation

                                           By: /s/ CHARLES BLAND
                                              ---------------------------------
                                                   Charles Bland, President

                                           PURCHASER:

                                           HOST FUNDING, INC.,
                                           a Maryland corporation

                                           By: /s/ MICHAEL MCNULTY
                                              ---------------------------------
                                                   Michael McNulty, President



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